Exhibit 10.8

WARREN RESOURCES, INC.

2016 EQUITY INCENTIVE PLAN

NOTICE OF STOCK APPRECIATION RIGHT AWARD

Subject to the terms and conditions of this Notice of Stock Appreciation Right Award (this “Notice”), the Stock Appreciation Right Award Agreement attached hereto (the “Award Agreement”), and the Warren Resources, Inc. 2016 Equity Incentive Plan (the “Plan”), the below individual (the “Participant”) is hereby granted the below number of Stock Appreciation Rights (the “SARs”) in Warren Resources, Inc., a Delaware corporation (the “Company”). Unless otherwise specifically indicated, all terms used in this Notice shall have the meaning as set forth in the Award Agreement or the Plan.

Participant Name:	Date of Grant:
and Address:	Number of SARs:
Vesting Commencement Date:

Vesting Schedule:

Subject to the Participant’s continuous status as a Service Provider, and the terms of the Plan and this Award Agreement, the SARs shall vest over a [        ]-year period in accordance with the following vesting schedule (the “Vesting Schedule”):

Vesting Date	Nonforfeitable Percentage
1st anniversary of the Vesting Commencement Date	25% shall vest, combined total of 25% vested
2nd anniversary of the Vesting Commencement Date	25% shall vest, combined total of 50% vested
3rd anniversary of the Vesting Commencement Date	25% shall vest, combined total of 75% vested
4th anniversary of the Vesting Commencement Date	25% shall vest, combined total of 100% vested

Notwithstanding the foregoing, the SARs shall automatically become fully vested upon the earlier of: (i) the Participant’s Disability, (ii) the Participant’s death, (iii) the Participant terminating his or her Service Provider status for Good Reason (as such term is defined in the Participant’s employment agreement), (iv) the Company terminating the Participant’s Service Provider status without Cause, (v) the Participant’s Retirement, and (vi) immediately prior to the closing of a Change in Control of the Company.

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By your signature and the signature of the Company’s representative below, the Participant and the Company agree that the SARs granted are governed by the terms and conditions of this Notice, the Award Agreement and the Plan.

WARREN RESOURCES, INC.

By:

Its:

Dated:

PARTICIPANT’S REPRESENTATIONS

The Participant has reviewed this Notice, the Award Agreement and the Plan in their entirety, has had an opportunity to have such reviewed by his or her legal and tax advisers, and hereby attests that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents or affiliates. The Participant represents to the Company that he or she is familiar with the terms of this Notice, the Award Agreement and the Plan, and hereby accepts the SARs subject to all of its terms. The Participant hereby agrees that all questions of interpretations and administration relating to this Notice, the Award Agreement and the Plan shall be solely resolved by the Company’s Board.

This Notice may be executed by the Participant and the Company by means of electronic or digital signatures, which shall have the same force and effect as manual signatures. The Participant agrees that by clicking [“I Accept”] in connection with or response to any electronic communication or other medium has the effect of affixing the Participant’s electronic signature to this Notice.

PARTICIPANT:

Signature:

Print Name:

Dated:

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WARREN RESOURCES, INC.

2016 EQUITY INCENTIVE PLAN

STOCK APPRECIATION RIGHT AWARD AGREEMENT

Subject to the terms and conditions of the Notice of Stock Appreciation Right Award (the “Notice”), this Stock Appreciation Right Award Agreement (the “Award Agreement”), and the Warren Resources, Inc. 2016 Equity Incentive Plan (the “Plan”), the individual set forth in the Notice (the “Participant”) is hereby granted Stock Appreciation Rights (the “SARs”) in Warren Resources, Inc., a Delaware corporation (the “Company”). Unless otherwise specifically indicated, all terms used in this Award Agreement shall have the meaning as set forth in the Notice or the Plan.

1. Number and Purpose of SARs. The Participant has been awarded the number of SARs as set forth in the Notice. Subject to the terms and conditions contained in the Notice and this Award Agreement, the general purpose of the SARs is to provide the Participant with the prospective ability to receive a cash payment equal in value to the appreciation of the Company’s common stock from the Date of Grant to the conversion and payment set forth in Section 3, below.

2. Vesting Schedule and Risk of Forfeiture.

(a) Vesting Schedule. Subject to the Participant’s continuous service with the Company as a Service Provider, and any other limitations set forth in the Notice or this Award Agreement, the SARs shall vest in accordance with the Vesting Schedule provided in the Notice.

(b) Risk of Forfeiture. The SARs shall be subject to a risk of forfeiture until such time the risk of forfeiture lapses in accordance with the above Vesting Schedule. All or any portion of the SARs subject to a risk of forfeiture shall automatically be forfeited and immediately returned to the Company if the Participant’s continuous status as a Service Provider is interrupted or terminated for any reason other than as permitted under the Plan. The Company shall implement any forfeiture under this Section 2 in a unilateral manner, without the Participant’s consent, and with no payment to the Participant, cash or otherwise, for the forfeited SARs.

3. Conversion, Payment of SARs. Subject to the terms of this Award Agreements, on the Vesting Date, the portion of the SARs that became vested shall automatically and immediately be converted to the right to receive a cash payment from the Company in an amount equal to the positive difference (if any) between the Fair Market Value of the Company’s common stock as of the Vesting Date and the Fair Market Value of the Company’s common stock as of the Date of Grant, with such payment to be made to the Participant on the [                ]th day thereafter.

4. Taxes. The Participant hereby acknowledges and understands that he or she may suffer adverse tax consequences as a result of the Participant’s receipt of, vesting in, or disposition of, the SARs.

(a) Representations. The Participant has reviewed with his or her own tax advisors the tax consequences of this Award Agreement and the SARs granted hereunder, including any U.S. federal, state and local tax laws, and any other applicable taxing jurisdiction. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant hereby acknowledges and understands that he or she (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of his or her receiving this Award Agreement and the SARs granted hereunder.

(b) Payment of Withholding Taxes. The Participant shall make appropriate arrangements with the Company for the satisfaction of all U.S. federal, state, local and non-U.S. income and employment tax withholding requirements applicable to any SARs. The Participant hereby acknowledges his or her understanding that the Company’s obligations under this Award Agreement are fully contingent on the Participant first satisfying this Section 4(b). Therefore, a failure of the Participant to reasonably satisfy this Section 4 in accordance with the Committee’s sole and absolute discretion shall result in the automatic termination and expiration of this Award Agreement and the Company’s obligations hereunder. The Participant hereby agrees that a breach of this Section 4(b) shall be deemed to be a material breach of this Award Agreement.

(c) No Application of Section 409A. The SARs and this Award Agreement are intended to avoid the application of Section 409A of the Code (“Section 409A”) because there is no deferral arrangement. Notwithstanding any other provision in the Plan or this Award Agreement to the contrary, the Committee shall have the right, in its sole discretion, to adopt such amendments to the Plan or this Award Agreement or take such other actions (including amendments and actions with retroactive effect) as the Committee determines are necessary or appropriate for the SARs to comply with Section 409A.

5. Transferability of SARs. The SARs may not be transferred in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, the Participant may designate one or more beneficiaries of the Participant’s SARs in the event of the Participant’s death on a beneficiary designation form provided by the Committee. The terms of this Award Agreement shall be binding upon the executors, administrators, heirs, successors and transferees of the Participant.

6. Rights as a Stockholder of the Company. The Participant’s receipt of the grant of SARs pursuant to this Award Agreement shall provide and confer no rights or status as a stockholder of the Company until such time the SARs are converted in accordance with Section 3 of this Award Agreement.

7. Notice. Any notice required by the terms of this Award Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the U.S. Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.

8. Spousal Consent. To the extent the Participant is married, the Participant agrees to (i) provide the Participant’s spouse with a copy of this Award Agreement prior to its execution by the Participant and (ii) obtain such spouse’s consent to this Award Agreement as evidenced by such spouse’s execution of the Spousal Consent attached hereto as EXHIBIT A.

9. Successors and Assigns. Except as provided herein to the contrary, this Award Agreement shall be binding upon and inure to the benefit of the parties to this Award Agreement, their respective permitted successors and assigns.

10. No Assignment. Except as otherwise provided in this Award Agreement, the Participant shall not assign any of his or her rights under this Award Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Award Agreement, but no such assignment shall release the Company of its obligations hereunder.

11. Construction; Severability. The captions used in this Award Agreement are inserted for convenience and shall not be deemed to be a part of the SARs for construction or interpretation. Except where otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise. The validity, legality or enforceability of the remainder of this Award Agreement shall not be affected even if one or more of the provisions of this Award Agreement shall be held to be invalid, illegal or unenforceable in any respect.

12. Administration and Interpretation. Any determination by the Committee in connection with any question or issue arising under the Notice, the Plan or this Award Agreement shall be final, conclusive and binding on the Participant, the Company and all other persons. Any question or dispute regarding the interpretation of this Award Agreement or the receipt of the SARs hereunder shall be submitted by the Participant to the Committee. The resolution of such a dispute by the Committee shall be final and binding on all parties.

13. Counterparts. This Award Agreement may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile, and each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same instrument.

14. Entire Agreement; Governing Law; and Amendments. The provisions of the Plan and the Notice are incorporated herein by reference. The Plan, the Notice and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant. This Award Agreement is governed by the laws of the State of Texas applicable to contracts executed in and to be performed in that State. Notwithstanding the foregoing or any other provision in the Plan or this Award Agreement to the contrary, the Committee shall have the right, in its sole discretion, to unilaterally adopt amendments to this Award Agreement or the Plan to the minimum extent necessary or appropriate (as determined by the Committee in its sole discretion) for the SARs to comply with Section 409A.

15. Venue. The Company, the Participant and the Participant’s assignees agree that any suit, action or proceeding arising out of or related to the Notice, this Award Agreement or the Plan shall be brought in the United States District Court for the Southern District of Texas (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Texas state court in Harris County) and that all parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 15 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

16. No Guarantee of Service Provider Status. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SARS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUOUS SERVICE AS A SERVICE PROVIDER AND AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED SARS OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE RIGHT GRANTED HEREUNDER, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE PARTICIPANT’S RIGHT OR THE COMPANY’S/AFFILIATE’S RIGHT TO TERMINATE THE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

17. Unsecured General Creditor. The Participant shall have no legal or equitable rights, interests or claims in any property or assets of the Company due to the Notice, this Award Agreement and the grant of SARs hereunder. For purposes of the payment of benefits under the Notice and this Award Agreement, the Participant shall have no more rights than those of a general creditor of the Company. The Company’s obligation under the Notice and this Award Agreement shall be that of a conditional unfunded and unsecured promise to pay money or property in the future.

18. Waiver. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof will not be deemed a waiver of such term, covenant, or condition, nor will any waiver or relinquishment of, or failure to insist upon strict compliance with, any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

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EXHIBIT A

WARREN RESOURCES, INC.

2016 EQUITY INCENTIVE PLAN

STOCK APPRECIATION RIGHT AWARD AGREEMENT

SPOUSAL CONSENT

I, the undersigned, hereby certify that:

1. I am the spouse of                                                                                                       .

2. Each of the undersigned and the undersigned’s spouse is a resident of                                                                                           .

3. I have read the Warren Resources, Inc. 2016 Equity Incentive Plan (the “Plan”) and the Stock Appreciation Right Award Agreement (the “Award Agreement”), by and between Warren Resources, Inc., a Maryland corporation (the “Company”), and my spouse. I have had the opportunity to consult independent legal counsel regarding the contents of the Award Agreement and the Plan.

4. I understand the terms and conditions of the Award Agreement and the Plan.

5. I hereby consent to the terms of the Award Agreement and the Plan and to their application to and binding effect upon any community property or other interest I may have in the SARs (it being understood that this Spousal Consent shall in no way be construed to create any such interest). I agree that I will take no action at any time to hinder the operation of the transactions contemplated in and by the Award Agreement and the Plan.

IN WITNESS WHEREOF, this Spousal Consent has been executed as of                     , 2016.

SPOUSE:

Signature:

Print Name:

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